                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John T. Baker IV and Bradley A. Berg, jointly and severally, his or her attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him or her and in his or her name, place or stead, in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file such amendments, together with exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he or she might or could do in person, and ratifying and confirming all that the attorneys-in-fact and agents, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                                     Title                             Date
              ---------                                     -----                             ----
/s/ John T. Baker IV                    Chief Executive Officer (Principal                     April 13, 2001
-------------------------------------    Executive Officer) and Director
John T. Baker IV

/s/ Bradley A. Berg                     Chief Financial Officer (Principal                     April 13, 2001
-------------------------------------    Financial and Accounting Officer)
Bradley A. Berg

/s/ Martin G. Tobias                     Director                                              April 13, 2001
-------------------------------------
Martin G. Tobias

/s/ Stuart J. Ellman                     Director                                              April 13, 2001
-------------------------------------
Stuart J. Ellman

/s/ Johan Liedgren                       Director                                              April 13, 2001
-------------------------------------
Johan Liedgren

/s/ Charles P. Waite                     Director                                              April 13, 2001
-------------------------------------
Charles P. Waite

                                         Director
-------------------------------------
Anthony Bay
